Execution Version
Dated 26 November 2019
Fourth Global Amendment and Restatement Agreement
between
Globalstar, Inc.
as the Borrower

Thermo Funding Company LLC
as Thermo

BNP Paribas
as the BPIFAE Agent and the Security Agent

The Banks and Financial Institutions
named in Schedule 1 (Lenders) as the Lenders

and

Others

in respect of a BPIFAE Facility Agreement
dated 5 June 2009 and amended and restated on 22 August 2013, 7 August 2015 and 30 June 2017

White & Case LLP
5 Old Broad Street
London EC2N 1DW

This Fourth Global Amendment and Restatement Agreement (the “Agreement”) is made by way of deed on 26 November 2019 between:

(1)
Globalstar, Inc., a corporation duly organised and validly existing under the laws of the State of Delaware, with its principal office located at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America (the “Borrower”);

(2)
Thermo Funding Company LLC, a limited liability company duly organised and existing under the laws of the State of Colorado, with its principal office located at 1735 Nineteenth Street, Second Floor, Denver, Colorado 80202, United States of America (“Thermo”);

(3)	The Subsidiary Guarantors, listed in Schedule 2 (Subsidiary Guarantors) as Subsidiary Guarantors (the “Subsidiary Guarantors”);

(4)
BNP Paribas, a société anonyme with a share capital of €2,499,597,122 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as facility agent and Chef de File for and on behalf of the Finance Parties (the “BPIFAE Agent” (previously referred to as the “COFACE Agent”));

(5)
BNP Paribas, a société anonyme with a share capital of €2,499,597,122 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as the security agent (the “Security Agent”);

(6)
BNP Paribas, a société anonyme with a share capital of €2,499,597,122 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as offshore account bank;

(7)
BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank and Credit Industriel et Commercial, each acting in its capacity as a mandated lead arranger (the “Mandated Lead Arrangers”); and

(8)	The Banks and Financial Institutions listed in Schedule 1 (Lenders) as lenders (the “Lenders”).
Recitals:

(A)	The Borrower, the BPIFAE Agent (previously referred to as the “COFACE Agent”), the Original Lenders and others entered into a facility agreement dated 5 June 2009 (the “Original Facility Agreement”).

(B)
Following the occurrence of certain Defaults and Events of Default under the Original Facility Agreement, the Borrower, the Subsidiary Guarantors, the Security Agent, the BPIFAE Agent, the Lenders and Thermo entered into an equity commitment, restructuring support and consent agreement dated 20 May 2013 pursuant to which the Borrower requested that, among other things, the Lenders consent and agree to a restructuring of the obligations of the Borrower under the Original

Facility Agreement on the basis of certain key terms as set out therein, and subject to other terms and conditions as set out therein (the “Initial Restructuring”).

(C)
In connection with the Initial Restructuring, the Parties entered into a global deed of amendment and restatement dated 31 July 2013, as amended, varied and modified from time to time (the “First GARA”), pursuant to which the Parties agreed to, among other things, amend and restate the Original Facility Agreement (as amended and restated, the “First Amended and Restated Facility Agreement”) on the terms and subject to the First GARA.

(D)
The Parties agreed to amend and restate the First Amended and Restated Facility Agreement pursuant to, and in accordance with, an amendment and restatement agreement dated 7 August 2015 (the “Second GARA”).

(E)
The Parties agreed to, among other things, further amend and restate the Second Amended and Restated Facility Agreement pursuant to, and in accordance with, an amendment and restatement agreement dated 30 June 2017 (the “Third GARA”).

(F)
Pursuant to an amendment request letter from the Borrower to the BPIFAE Agent, the Parties have agreed to amend and restate the Third Amended and Restated Facility Agreement pursuant to, and in accordance with, this Agreement.

(G)	It is the intention of the Parties that this Agreement be executed as a deed.
It is Hereby Agreed as follows:

1.	Definitions and Interpretation

1.1	Definitions
In this Agreement:
“A&R Agreement” has the meaning given to that term in paragraph 1 of Schedule 5 (Conditions Subsequent to the Effective Date).
“Effective Date” means the date on which the BPIFAE Agent confirms to the Borrower and the Lenders that it has received all of the documents and other evidence set out in Schedule 3 (Conditions Precedent to the Effective Date) in form and substance satisfactory to the BPIFAE Agent (acting on the instructions of each Lender).
“First Amended and Restated Facility Agreement” has the meaning given to such term in Recital (C).
“First GARA” has the meaning given to such term in Recital (C).
“Fourth Amended and Restated Facility Agreement” means the Third Amended and Restated Facility Agreement, as amended and restated by this Agreement, the terms of which are set out in Schedule 6 (Fourth Amended and Restated Facility Agreement).
“Initial Restructuring” has the meaning given to such term in Recital (B).
“Longstop Date” means 15 December 2019 or such other date as may be agreed between the Borrower and the BPIFAE Agent (acting on the instructions of all the Lenders).
“Original Facility Agreement” has the meaning given to such term in Recital (A).
“Party” means a party to this Agreement.
“Second Amended and Restated Accounts Agreement” means the “Accounts Agreement” as such term is defined in the Third Amended and Restated Facility Agreement.
“Second Amended and Restated Facility Agreement” means the First Amended and Restated Facility Agreement as amended and restated by the Second GARA.
“Second GARA” has the meaning given to such term in Recital (D).
“Third Amended and Restated Facility Agreement” means the Second Amended and Restated Facility Agreement, as amended and restated by the Third GARA.
“Third GARA” has the meaning given to such term in Recital (E).

1.2	Incorporation of Defined Terms
Both prior to, and from, the Effective Date terms defined in clause 1.1 (Definitions) of the Fourth Amended and Restated Facility Agreement shall, unless otherwise defined herein, have the same meaning in this Agreement and the principles of construction set out in clause 1.2 (Construction) of the Fourth Amended and Restated Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses

(a)	In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule hereof.

(b)	Clause headings are for ease of reference only.

1.4	Third Party Rights

(a)
A person which is not a party to this Agreement (a “third party”) shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement.

(b)	The Parties may, without the consent of any third party, vary or rescind this Agreement.

1.5	BPIFAE Agent and Security Agent

(a)
The BPIFAE Agent has been appointed by each other Finance Party (other than the Security Agent) to act as agent on its behalf pursuant to clause 28 (Role of the BPIFAE Agent, the Security Agent and the Mandated Lead Arrangers) of the Third Amended and Restated Facility Agreement and shall act in accordance with the instructions of the Majority Lenders or such other group of Lenders pursuant to such clause and exercise any other right or discretion of the BPIFAE Agent howsoever described in accordance with the relevant provisions of the Finance Documents.

(b)
The Security Agent has been appointed by each other Finance Party (other than the BPIFAE Agent) to act as its security agent and trustee pursuant to clause 28 (Role of the BPIFAE Agent, the Security Agent and the Mandated Lead Arrangers) of the Third Amended and Restated Facility Agreement and shall act in accordance with the instructions of the Majority Lenders or such other group of Lenders pursuant to such clause and exercise any other right or discretion of the Security Agent howsoever described in accordance with the relevant provisions of the Finance Documents.

1.6	Conflict
In the case of any inconsistency between the provisions of this Agreement and the provisions of any other Finance Document, the provisions of this Agreement shall prevail.

2.	Amendment and Restatement

2.1	Amendment and Restatement
With effect from the Effective Date the Third Amended and Restated Facility Agreement shall be deemed to have been amended and restated so that it shall be read and construed for all purposes as set out in Schedule 6 (Fourth Amended and Restated Facility Agreement).

2.2	Failure to Achieve Effective Date
If the Effective Date does not occur on or prior to the Longstop Date, the Third Amended and Restated Facility Agreement shall not be deemed to have been amended and restated as set out in accordance with Schedule 6 (Fourth Amended and Restated Facility Agreement).

2.3	Conditions Subsequent
As soon as possible, but in any event no later than the date specified for a condition set out in Schedule 5 (Conditions Subsequent to the Effective Date) (or such later date as may be agreed between the Borrower and the BPIFAE Agent (acting on the instructions of each Lender)) each condition subsequent set out in Schedule 5 (Conditions Subsequent to the Effective Date) shall be satisfied in form and substance satisfactory to the BPIFAE Agent (acting on the instructions of each Lender).

2.4	Finance Document
Each Party agrees that this Agreement is designated a “Finance Document” for the purposes of the Third Amended and Restated Facility Agreement.

2.5	Debt Service Reserve Account
Notwithstanding anything to the contrary in the Accounts Agreement:

(a)	the Borrower shall ensure that the amounts standing to the credit of the Debt Service Reserve Account shall, at all times, be equal to or in excess of the DSRA Required Balance; and

(b)
on the Second Lien Facility Prepayment Date, the Borrower shall withdraw cash from the Debt Service Reserve Account pursuant to, and in accordance with, clause 7.17 (Mandatory Prepayment – DSRA) of the Fourth Amended and Restated Facility Agreement.

2.6	Equity Proceeds Account
Notwithstanding anything to the contrary in the Accounts Agreement, the Borrower shall withdraw cash from the Equity Proceeds Account in the required amount and apply that amount in mandatory prepayment pursuant to, and in accordance with, clause 7.17 (Mandatory Prepayment – DSRA) of the Fourth Amended and Restated Facility Agreement.

3.	Representations and Warranties

3.1	Borrower Representations
Subject to the disclosures set out in Schedule 4 (Disclosures), on each of:

(a)	the date of this Agreement; and

(b)	the Effective Date,
the Borrower repeats in favour of the Finance Parties each of the representations and warranties set out in clause 18 (Representations) of the Fourth Amended and Restated Facility Agreement and in each other Finance Document to which it is a party but with reference to the facts existing as of the date on which such representation is being repeated (with any reference in clause 18 (Representations) of the Fourth Amended and Restated Facility Agreement (or equivalent provision) to the “date of this Agreement” being deemed to be the date of this Agreement or the Effective Date, as the context requires).

3.2	Subsidiary Guarantor Representations
Subject to the disclosures set out in Schedule 4 (Disclosures), on each of:

(a)	the date of this Agreement; and

(b)	the Effective Date,
each Subsidiary Guarantor repeats in favour of the Finance Parties each of the representations and warranties set out in clause 4 (Representations and Warranties) of each Guarantee Agreement and each other Finance Document to which it is a party but with reference to the facts existing as of the date on which such representation is being repeated (with any reference in clause 4 (Representations and Warranties) of a Guarantee Agreement (or any equivalent provision in a Finance Document) to the “date of this Agreement” being deemed to be the date of this Agreement or the Effective Date, as the context requires).

3.3	Thermo Representations
Subject to the disclosures set out in Schedule 4 (Disclosures), on each of:

(a)	the date of this Agreement; and

(b)	the Effective Date,
Thermo repeats in favour of the Finance Parties each of the representations and warranties set out in clause 5 (Representations and Warranties) of the Thermo Subordination Deed but with reference to the facts existing as of the date on which such representation is being repeated (with any reference in clause 5 (Representations and Warranties) of the Thermo Subordination Deed to the “date of this Agreement” being deemed to be the date of this Agreement or the Effective Date, as the context requires).

4.    Amendment Fees

4.1	Amendment Fees

(a)
As consideration for the Finance Parties’ entry into this Agreement, the Borrower shall pay the amendment fees, in the amounts and at the times, set out in the applicable fee letters dated 24 September 2019 and made between:

(i)	the Borrower and each Lender; and

(ii)	the Borrower and the BPIFAE Agent.

(b)
Any failure by the Borrower to make payment under, and in accordance with, the fee letters referred to in paragraph (a) above shall be an immediate Event of Default pursuant to clause 23.1 (Non-Payment) of the Third Amended and Restated Facility Agreement.

4.2	Other Fees, Costs and Expenses
Clause 17.2 (Amendment Costs) of the Third Amended and Restated Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

5.	Confirmations of Obligors

5.1	Confirmations – Date of this Agreement
As of the date of this Agreement:

(a)	each Obligor irrevocably and unconditionally confirms its acceptance of the Fourth Amended and Restated Facility Agreement;

(b)
each Obligor irrevocably and unconditionally confirms that notwithstanding this Agreement, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor thereunder are not released, discharged or impaired by this Agreement;

(c)	each Subsidiary Guarantor irrevocably and unconditionally confirms that its guarantee and indemnity under clause 2.1 (Guarantee and Indemnity) of each Guarantee Agreement to which it is a party:

(i)	continues in full force and effect on the terms of each Guarantee Agreement to which it is a party; and

(ii)	extends to the liabilities and obligations of the Obligors under the Finance Documents (including this Agreement);

(d)
each Obligor irrevocably and unconditionally confirms that any Lien created by it under the Security Documents extends to the liabilities and obligations of the Obligors under the Finance Documents subject to any limitations set out in the Security Documents; and

(e)
each Obligor irrevocably and unconditionally confirms that the Liens created under the Security Documents to which it is a party continue in full force and effect on the terms of the Security Documents.

5.2	Confirmations – Effective Date
As of the Effective Date:

(a)	each Obligor irrevocably and unconditionally confirms its acceptance of the Fourth Amended and Restated Facility Agreement;

(b)	each Obligor irrevocably and unconditionally agrees that it is bound by the terms of the Fourth Amended and Restated Facility Agreement applicable to it;

(c)	each Subsidiary Guarantor irrevocably and unconditionally confirms that its guarantee and indemnity under clause 2.1 (Guarantee and Indemnity) of each Guarantee Agreement to which it is a party:

(i)	continues in full force and effect on the terms of each Guarantee Agreement to which it is a party; and

(ii)	extends to the liabilities and obligations of the Obligors under the Finance Documents;

(d)
each Obligor irrevocably and unconditionally confirms that, except as explicitly provided for in this Agreement, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor thereunder are not released, discharged or impaired by this Agreement;

(e)
each Obligor irrevocably and unconditionally confirms that any Lien created by it under the Security Documents extends to the liabilities and obligations of the Obligors under the Finance Documents subject to any limitations set out in the Security Documents;

(f)
each Obligor irrevocably and unconditionally confirms that the obligations of the Obligors arising under the Finance Documents are included in the definition of the relevant secured obligations (howsoever defined) for the purposes of the Security Documents; and

(g)
each Obligor irrevocably and unconditionally confirms that the Liens created under the Security Documents to which it is a party continue in full force and effect on the terms of the Security Documents.

6.	Continuity, Waivers and Further Assurance

6.1	Continuing Obligations

(a)
The provisions of the Third Amended and Restated Facility Agreement, the Second Amended and Restated Accounts Agreement and each other Finance Document, save as amended hereby, continue in full force and effect.

(b)
For the avoidance of doubt, this Agreement shall not constitute an assignment or novation of any of the rights and obligations of any party to the Third Amended and Restated Facility Agreement or the Second Amended and Restated Accounts Agreement nor shall it constitute an amendment to any Finance Document (except as expressly provided in this Agreement) or Security Document in place at the date of this Agreement, each of whose terms shall remain in full force and effect.

6.2	Further Assurance
The Borrower shall, at the request of the BPIFAE Agent and at its own expense, do all such acts or execute all such documents deemed necessary or desirable by the BPIFAE Agent to give effect to the amendments effected or to be effected pursuant to this Agreement.

7.	Miscellaneous

7.1	Incorporation of Terms
The provisions of clauses 13.4 (Stamp Taxes), 13.5 (Value Added Tax), 35 (Partial Invalidity), 36 (Remedies and Waivers), 40 (Enforcement) and 41 (Confidentiality) of the Fourth Amended and Restated Facility Agreement shall also apply to this Agreement as if expressly set out herein, mutatis mutandis, with each reference therein to “this Agreement” being deemed to be a reference to this Agreement, each reference to “Party” or “Parties” being deemed to be a reference to the parties to this Agreement and each reference to the “Borrower” being deemed to be a reference to each Obligor and the Subordinated Creditor.

7.2	Counterparts
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

7.3	Governing Law
This Agreement, and any non‑contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with, English law.
This Agreement has been executed by the Borrower, Thermo, and the Subsidiary Guarantors as a deed and has been signed on behalf of the other Parties.

SIGNATURE PAGE

The Borrower

SIGNED by GLOBALSTAR, INC. acting by its attorney /s/Lindsey Keeble Attorney-in-fact

Witnessed by:

_/s/Sam Goodwill___________________
Name: Sam Goodwill
Address: Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB
Occupation: Trainee Solicitor

Schedule 1

Lenders

1.	BNP Paribas;

2.	Société Générale;

3.	Natixis;

4.	Crédit Agricole Corporate and Investment Bank; and

5.	Crédit Industriel et Commercial.

Schedule 2

Subsidiary Guarantors

1.
GSSI, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732317 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

2.
Globalstar Security Services, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3747502 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

3.
Globalstar C, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732313 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

4.
Globalstar USA, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 2663064 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

5.
Globalstar Leasing LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3731109 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

6.
Spot LLC, a limited liability company organised in Colorado, United States of America, with organisational identification number 20071321209 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

7.
ATSS Canada, Inc., a corporation incorporated in Delaware, United States of America, with organisational identification number 2706412 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

8.
Globalstar Brazil Holdings, L.P., a limited partnership formed in Delaware, United States of America, with organisational identification number 2453576 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

9.
GCL Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187922 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

10.
GUSA Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187919 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

11.
Globalstar Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187920 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433, United States of America;

12.
Globalstar Media, L.L.C., a limited liability company organised in Louisiana, United States of America, with organisational identification number 40224959K and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433;

13.
Globalstar Broadband Services Inc. a corporation incorporated in Delaware, United States of America, with organisational identification number 4833062 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433; and

14.
Globalstar International, LLC is a limited liability company organised in Delaware, United States of America, with an organisational identification number of 6438610 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433.

15.
Globalstar Holding US, LLC is a limited liability company organised in Delaware, United States of America, with an organisational identification number of 6508346 and whose chief executive office is at 1351 Holiday Square Boulevard, Covington, LA 70433.

Schedule 3

Conditions Precedent to the Effective Date

1.	Obligors

(a)	A copy of the constitutional documents of each Obligor.

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

(ii)	authorising a specified person or persons to execute this Agreement on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

(c)	A specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above.

(d)	A certificate from a Responsible Officer of the Borrower certifying that, as at the Effective Date:

(i)	the statement set out in paragraph 4 (No Litigation) below is true and correct;

(ii)	each copy document relating to an Obligor specified in this Schedule 3 (Conditions Precedent to the Effective Date) is correct, complete and in full force and effect as at the Effective Date;

(iii)	all representations and warranties of the Obligors contained in the Finance Documents are true, correct and complete in all respects;

(iv)	none of the Obligors is in violation of any of the covenants contained in the Finance Documents to which it is a party save as set out in the Finance Documents; and

(v)	after giving effect to the transactions contemplated by the Finance Documents, no Default or Event of Default has occurred and is continuing.

(e)
Certificates as of a recent date of the good standing of each Obligor under the laws of its jurisdiction of organisation and, to the extent requested by the BPIFAE Agent, each other jurisdiction where such Obligor is qualified to do business.

2.	Finance Documents
An original (duly executed by each of the parties thereto) of:

(a)	this Agreement;

(b)	the Second Lien Intercreditor Agreement;

(c)	the Second Lien Facility Agreement; and

(d)	each other Second Lien Finance Document (other than the Second Lien Security Documents).

3.	BPIFAE Insurance Policy
Each BPIFAE Insurance Policy (as amended) is in full force and effect and is in form and substance satisfactory to the BPIFAE Agent (acting on the instructions of all Lenders) and the BPIFAE Agent (acting on the instructions of all the Lenders) is satisfied that all conditions to each BPIFAE Insurance Policy are fulfilled, that all requisite approvals of the French Authorities have been obtained.

4.	No Litigation
No litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened against the Group or its assets which has not been disclosed to the BPIFAE Agent in writing.

5.	Process Agent
Evidence that any process agent referred to in the Finance Documents has accepted its appointment.

6.	Legal Opinions
Delivery of the following:

(a)
a legal opinion of White & Case LLP (advisers to the Lenders) as to matters of the laws of England and confirming, amongst other things, the validity and enforceability of this Agreement and the Second Lien Intercreditor Agreement;

(b)	a legal opinion of Taft Stettinius & Hollister LLP (advisers to the Borrower) confirming, amongst other things:

(i)
the due authorization of each Obligor and the Security Documents in place at the date of the Agreement are the legal, valid, binding and enforceable obligations of the Obligors, notwithstanding the amendments to the Third Amended and Restated Facility Agreement as set out in this Agreement; and

(ii)	the due authorization of each Obligor to enter into the Second Lien Intercreditor Agreement; and

(c)
such other favourable legal opinions of counsel to the Obligors addressed to the BPIFAE Agent (for and on behalf of itself and the other Finance Parties) with respect to the Obligors, the Finance Documents and such other matters as the BPIFAE Agent shall reasonably request.

7.	Funds Flow Statement
A copy of the “Funds Flow Statement” (as such term is defined in the Second Lien Facility Agreement).

8.	Fees
Evidence of payment of all fees, costs and expenses of the Finance Parties associated with the negotiation, preparation, due diligence, documentation, administration and closing of all conditions precedent, including the payment of all fees of the professional advisors to the Lenders accruing up until and including the Effective Date.

Schedule 4

Disclosures

1.	Clause 18.35 Tax Returns and Payments
Tax Returns and Payments. The Borrower operates in various U.S. and foreign tax jurisdictions. The process of determining its anticipated tax liabilities involves many calculations and estimates which are inherently complex. The Borrower believes that it has complied in all material respects with its obligations to pay taxes in these jurisdictions. However, its position is subject to review and possible challenge by the taxing authorities of these jurisdictions. If the applicable taxing authorities were to challenge successfully its current tax positions, or if there were changes in the manner in which the Borrower conducts its activities, the Borrower could become subject to material unanticipated tax liabilities. It may also become subject to additional tax liabilities as a result of changes in tax laws, which could in certain circumstances have a retroactive effect.

(i)
The Canada Revenue Agency (CRA) is currently auditing the income tax returns of the Borrower’s Canadian subsidiary for the years ended October 31, 2015 and 2016. The Borrower is in the process of collecting information and responding to questions from the Canada Revenue Agency.

(ii)	Except for the Canadian tax audits, neither the Borrower nor any of its Subsidiaries are currently under audit; however, numerous tax years remain subject to examination by tax authorities.

(iii)	The Borrower’s Worlds’ End Subsidiary has not timely filed with its taxing authority its income tax returns as the statutory audits of the underlying financial statements have not been completed.

2.    Clause 18.37

The 5% Notes and Old 8% Notes were converted into equity in accordance with their terms.

Schedule 5

Conditions Subsequent to the Effective Date

1.	Obligors
No later than 31 January 2020:

(a)	a copy of any changes to the constitutional documents of each Obligor since the Effective Date;

(b)	a copy of a resolution of the board of directors of each Obligor that is a party to the amendment and restatement agreement in respect of the Accounts Agreement (“A&R Agreement”):

(i)	approving the terms of, and the transactions contemplated by, the A&R Agreement and resolving that it execute the A&R Agreement;

(ii)	authorising a specified person or persons to execute the A&R Agreement on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the A&R Agreement; and

(c)	a specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above.

2.	Accounts Agreement
No later than 31 January 2020, an original (duly executed by each of the parties thereto) of the A&R Agreement.

3.	Second Lien Security Documents
No later than 31 January 2020, a certified copy (duly executed by each of the parties thereto) of each Security Document entered into in connection with the Second Lien Facility.

4.	Process Agent
No later than 30 November 2019, evidence that any process agent referred to in the Second Lien Intercreditor Agreement has accepted its appointment.

5.	Legal Opinions
No later than 31 January 2020, delivery of the following:

(a)	a legal opinion of White & Case LLP (advisers to the Lenders) as to matters of the laws of England and confirming, amongst other things, the validity and enforceability of the A&R Agreement;

(b)	a legal opinion of Taft Stettinius & Hollister LLP (advisers to the Borrower) confirming, amongst other things, the due authorization of each Obligor to enter into the A&R Agreement; and

(c)
such other favourable legal opinions of counsel to the Obligors addressed to the BPIFAE Agent (for and on behalf of itself and the other Finance Parties) with respect to the Obligors, the Finance Documents and such other matters as the BPIFAE Agent shall reasonably request.

6.	Cash Movement Summary Report
No later than 31 January 2020, delivery of a template form of the cash movement summary report, in form and substance satisfactory to the BPIFAE Agent (acting on the instructions of each Lender).
Schedule 6

Fourth Amended and Restated Facility Agreement